                          STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT is dated as of the 17th day of March, 2004, by and between
SURFNET MEDIA GROUP, INC., a Delaware corporation ("SurfNet"), and Hubert
GLover, a Georgia resident (the "Participant"). Unless otherwise expressly provided herein, capitalized terms used herein have the same meanings assigned to them in the SurfNet 2004 Stock Plan (the "Plan").

                                    Recitals

        A. Participant, in accordance with the Plan has been granted as of the date hereof (the "Award Date") a non-qualified stock option, ("Option" or "Award") to purchase ten thousand shares (10,000)of Common Stock of SurfNet or any part thereof, upon the terms and conditions hereinafter set forth.

        B. Participant and SurfNet desire to enter into a written agreement in accordance with the Plan.

Agreement

In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Grant of Option. SurfNet has granted to the Participant as a matter of separate inducement and agreement in connection with his service on the
   Board of Directors of SurfNet or any of its existing or future subsidiaries, and not in lieu of any salary or other compensation for her services, the right and option to purchase, in accordance with the Plan and on the terms and conditions of the Plan and those hereinafter set forth, ten thousand shares (10,000) of Common Stock of SurfNet or any part thereof, at the exercise price of $1.60 per share (the "Price"), exercisable from time to time subject to the provisions of this Agreement prior to the close of business on March 16, 2014 (the "Expiration Date").
   Such Price has been determined by the Committee in accordance with Section
   3.2 of the Plan.

2. Exercisability of Option. Except as otherwise provided in this
   Agreement, the Option may be exercised immediately; provided, however, that the Option may not be exercised as to less than one thousand (1,000) shares at any one time unless the number of shares purchased is the total number at the time available for purchase under the Option. The Option may be exercised only as to whole shares; fractional share interests will be disregarded except that they may be accumulated.

3. Method of Exercise and Payment. Each exercise of any part of the Option will be by means of written notice of exercise duly delivered to SurfNet, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to
   Section 7 below and payment of the Price in full (i) in cash or by certified or cashier's check payable to the order of SurfNet, (ii) if permitted by applicable law, by a promissory note made by the Participant in favor of SurfNet, upon the terms and conditions determined by the
   Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), (iii) by shares of Common
   Stock of SurfNet already owned by the Participant, or (iv) by application of the then market value of vested Options of SurfNet (net of the Option price); provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise the Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

4. Non-Assignability of Option. Interests in the Option will not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any interest therein of the
   Participant's spouse or such spouse's successor in interest.

5. Adjustments upon Specified Changes. As set forth in Section 4.2 of the
   Plan, upon the occurrence of specified events relating to SurfNet' stock, adjustments will be made in the number and kind of shares that may be issuable under an Option. In addition, upon the occurrence of other specified events relating to SurfNet, such as its dissolution or liquidation, a reorganization, merger or consolidation in which it is not the surviving corporation, or upon sale of all or substantially all of
   SurfNet' property, the provisions of Section 4.4 of the Plan will govern.

6. Participant not a Shareholder. Neither the Participant nor any other person entitled to exercise the Option will have any of the rights or privileges of a shareholder of SurfNet as to any shares of Common Stock not actually issued and delivered to her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

7. Application of Securities Laws.

   (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over
       SurfNet or such issuance, and any exchanges upon which the Common
       Stock may be listed, will have been fully satisfied. The Participant represents, agrees and certifies that if the Participant exercises the
       Option in whole or in part, the Participant will acquire the Common
       Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to SurfNet a written statement to such effect, satisfactory in form and substance to SurfNet.

   (b) The Participant understands that the certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the fact that the Common Stock has not been registered under the Securities Act of 1933, as amended (the
       "Securities Act"), and has not been qualified under any state securities laws and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and
       SurfNet may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise the Option under the provisions of Section 4 above will be bound by and obligated under the provisions of this Section 7 to the same extent as is the Participant.

   (c) The Committee may impose such conditions on an Option or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

   (d) If at any time prior to the Expiration Date, SurfNet causes a registration statement ("Registration") under the Securities Act to become effective with respect to any shares of its Common Stock,
       SurfNet will, within one hundred eighty (180) calendar days of the effective date of the Registration prepare and file with the
       Securities and Exchange Commission a registration statement on Form
       S-8 or any successor or similar forms with respect to the shares of its Common Stock reserved for issuance pursuant to the Plan and use its reasonable commercial efforts to cause such registration statement to become effective, and prepare and file with the Securities and
       Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective.

8.  Notices. All notices and other communications required or permitted under this Agreement will be delivered to the parties at the address set forth below their respective signature blocks, or at such other address that they hereafter designate by notice to all other parties in accordance with this
    Section. All notices and communications will be deemed to be received in accordance with the following: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of facsimile transmission, on the date on which the sender receives confirmation by facsimile transmission that such notice was received by the addressee, provided that a copy of such transmission is additionally sent by mail as set forth in (iv) below;
    (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and (iv) in the case of mailing by first class certified mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.

9.  Effect of Agreement. The Agreement is not assignable, in whole or in part, by either party without the written consent of the other party, except that the Agreement may be assigned by (i) SurfNet, without the consent of
    Participant, upon the occurrence of a Change in Control as described in
    Section 4.2(b) of the Plan, and (ii) any Beneficiary or Personal
    Representative of the Participant, without the consent of SurfNet, as provided in Section 4.3 of the Plan. After any such assignment by SurfNet,
    SurfNet will be discharged from all further liability hereunder, and such assignee will thereafter be deemed to be SurfNet for the purposes of all provisions of this Agreement including this Section 9.

10. Tax Withholding. The provisions of Section 4.6 of the Plan are hereby incorporated and will govern any withholding that SurfNet employing the
    Participant is required to make with respect to an exercise of the Option, as well as SurfNet' right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities.

11. Terms of Plan Govern. The Option and this Agreement are subject to, and
    SurfNet and the Participant agree to be bound by, all of the terms and conditions of the Plan. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference. The rights of the
    Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

12. Compulsory Arbitration. Any controversy, claim and/or dispute arising out of or relating to this Agreement or the breach hereof or subject matter hereof (including any action in tort) will be finally and settled by arbitration in the county in which the principal office of SurfNet is located in accordance with the then-existing Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), and judgment upon the award rendered by the arbitrators may be entered in any court having applicable jurisdiction. Written notice of demand for arbitration will be given to the other parties and to the AAA within six (6) months after the controversy, claim or dispute has arisen or be barred, and in no event after the date when the institution of court proceedings based on such dispute would be barred by the applicable of statute of limitations.
    Controversies, claims and/or disputes involving sums of less than $250,000 will be resolved by one arbitrator selected by the mutual agreement of the parties or, failing that agreement within forty-five (45) days after written notice demanding arbitration, by the AAA. All other controversies, claims and disputes will be resolved by three arbitrators chosen in the same fashion as one arbitrator would be in accordance with the foregoing.
    There will be limited discovery prior to the arbitration hearing as follows: (i) exchange of witness lists and copies of documentary evidence and documents related to or arising out of the issues to be arbitrated, and
    (ii) depositions of all party witnesses. Depositions will be conducted in accordance with the rules or code of Civil Procedure of the jurisdiction in which the arbitration is conducted, and a court reporter will record all hearings, with such record constituting the official transcript of such proceedings. All decisions of the arbitrator(s) will be in writing, and the arbitrator(s) will provide reasons for the decision.

13. Governing Law. This Agreement will be deemed to have been executed in the
    State of Delaware and will be governed and construed as to both substantive and procedural matters in accordance with the laws of the State of
    Delaware, but excepting (i) any State of Delaware rule which would result in judicial failure to enforce the arbitration provisions of Section 12 hereof or any portion thereof and (ii) any State of Delaware rule which would result in the application of the law of a jurisdiction other than the
    State of Delaware. Any dispute arising from this Agreement must be filed in the county in which the principal office of SurfNet is located.

14. Notice of Disposition. The Participant agrees to notify SurfNet of any sale or other disposition of any shares of Common Stock received upon exercise of the Option if such sale or disposition occurs within two years after the
    Award Date or within one year after the date of exercise of the Option.

15. Waiver. The failure of a party to insist upon strict adherence to any term, condition or other provision of this Agreement will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term, condition or other provision of this Agreement.

16. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

17. Binding Effect. Except as otherwise set forth herein to the contrary, all of the terms, covenants, agreements and conditions herein contained will be binding upon and will inure to the benefit of all of the parties hereto, and their respective successors and permitted assigns.

18. Severability. In the event that any one or more of the provisions, or parts of any provisions, contained in this Agreement will for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the same will not invalidate or otherwise affect any other provisions hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision or part of any provision had never been contained herein.

19. Headings. The headings of this Agreement are solely for convenience of reference and will not affect its interpretation.

20. Identification. Whenever the singular number is used in this Agreement and when required by the context, the same will include the plural, and the masculine gender will include the feminine and neuter genders.

21. Further Assurances. The parties hereto will sign such other instruments, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

22. Complete Agreement. This Agreement, along with the Plan, contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, with respect to such subject matter, and the parties have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein. If a conflict is determined to exist among any of the aforementioned agreements, the terms of the Plan will control.

23. Amendment. The Agreement may not be amended, modified, superseded, canceled or terminated, and any of the matters, covenants, representations.
    warranties or conditions hereof may not be waived, except by written instrument.

IN WITNESS WHEREOF, the parties hereto have executed her Agreement as of the date first above written.

SurfNet:

SURFNET MEDIA GROUP, INC.

    /s/ Robert Arkin
By:___________________________
   Robert Arkin
   Chairman

Optionee:

/s/ Hubert Glover
______________________________
Hubert Glover

Address: _____________________

SSN:     _____________________